UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1095 Broken Sound Parkway Suite 100 Boca Raton FL	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Stock Purchase Agreement

On August 12, 2024, Greenlane Holdings, Inc. (the “Company”), entered into a Stock Purchase Agreement with certain investors to purchase an aggregate of 2,363,637 units and pre-funded units. The pre-funded units will be sold at the same purchase price as the units, less the pre-funded warrant exercise price of $0.001 (the “PIPE Transaction”). Each unit and pre-funded unit consisted of one share of common stock (or one pre-funded warrant) and two common warrants, each exercisable for one share of common stock at an exercise price of $2.50 per share. The common warrant will be exercisable on the initial exercise date described in the common warrant and will expire 5 years from such date. The form of PIPE Common Warrant and PIPE Prefunded Warrant are both annexed hereto as exhibit 10.4 and 10.5.

Placement Agency Agreement

In Connection with the PIPE Transaction, on August 12, 2024, the Company and Aegis Capital Corp. (“Aegis”) entered into a Placement Agency Agreement (the “PAA”), in which Aegis acted as the Company’s placement agent on a “best efforts” basis for the offering of the Company’s units, consisting of its shares of Common Stock and warrants to purchase its shares of Common Stock. The placement agent’s commission for the PIPE Transaction was ten percent (10%).

Registration Rights Agreement

Concurrently with the Placement Agency Agreement and the Stock Purchase Agreement, on August 12, 2024, the Company and those certain investors entered into a Registration Rights Agreement (the “RAA”), in which the Company must file an initial registration statement within certain time periods as set forth in the Registration Rights Agreement.

The descriptions of the Stock Purchase Agreement, the Placement Agency Agreement and the Registration Rights Agreement are summaries and are qualified by the actual agreements which are filed as Exhibits hereto.

Item 7.01. Regulation FD Disclosure.

On August 12, 2024, the Company issued a press release disclosing the pricing of the PIPE transaction referenced above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 13, 2024, the Company issued a press release disclosing the closing of the PIPE transaction referenced above. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished herein, including Exhibit 99.1 and 99.2, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Placement Agency Agreement, dated August 12, 2024
10.2	Securities Purchase Agreement, dated August 12, 2024
10.3	Registration Rights Agreement, dated August 12, 2024
10.4	Form of PIPE Common Warrant
10.5	Form of PIPE Prefunded Warrant
99.1	Pricing Press Release, dated August 12, 2024
99.2	Closing Press Release, dated August 13, 2024
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: August 16, 2024	By:	/s/ Lana Reeve
Lana Reeve
Chief Financial and Legal Officer